Aptevo Therapeutics Investor Presentation January 2017 Exhibit 99.1

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including our financial guidance, product portfolio, product sales, capabilities and any other statements containing the words “believes”, “expects”, “anticipates”, “intends”, “plans”, “forecasts”, “estimates” and similar expressions in conjunction with, among other things, discussions of financial performance or financial condition, growth strategy, product sales, manufacturing capabilities, product development, regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause Aptevo's actual results to differ materially from those indicated by such forward-looking statements, including possible negative effects on Aptevo’s business operations, assets or financial results as a result of the separation; a deterioration in the business or prospects of Aptevo; adverse developments in Aptevo’s customer-base or markets; our ability to enter into and maintain selective collaboration and partnership arrangements; the timing of and our ability to achieve milestones in collaboration and partnership contracts; our ability and the ability of our contractors and suppliers to maintain compliance with cGMP and other regulatory obligations; the results of regulatory inspections; the rate and degree of market acceptance and clinical utility of our products; the success of our ongoing and planned development programs; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; and our commercialization, marketing and manufacturing capabilities and strategy and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in our filings with the Securities and Exchange Commission, including Aptevo’s most recent Quarterly Report on Form 10-Q, as filed on November 14, 2016. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the SEC, when evaluating our forward-looking statements. Aptevo™, ADAPTIR and any and all Aptevo Therapeutics Inc. brand, product, service, and feature names, logos, and slogans are trademarks or registered trademarks of Aptevo Therapeutics Inc. or its subsidiaries in the United States or other countries.  All rights reserved. Forward-Looking Statements

AGENDA Leadership in Bispecific Antibody Development Aptevo Today ADAPTIR – Differentiated Bispecific Platform Summary

Aptevo: At a Glance Leading Oncology Platform Innovative ADAPTIR platform technology utilizing a promising approach in the highly attractive immuno-oncology field Leveraging Technology Targeted investments in bispecific ADAPTIR therapeutics Strong IP Estate Intend to own or exclusively license patent rights for entire product portfolio Focus Oncology/Hematology Commercial Products 4 Product Pipeline Clinical: 2 Preclinical: Multiple Platform Technologies ADAPTIR™ Employees ~150 Headquarters Seattle, WA 2016 Revenue (9/30/16) $27.5M 2015 Revenue $33.6M Cash Position $54M 12/31/2016 (approx.) $20M Emergent payment (1/5/17) $15M MidCap 2nd tranche option

Executive Leadership Senior Management Marvin White – President & CEO Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Jeff Lamothe – SVP, CFO Former Emergent VP, Finance; Former CFO, Cangene Corporation Randy Maddux – SVP, Operations Former VP, Global Mfg & Supply, GSK; Former VP, Mfg Ops & Quality, Human Genome Sciences Dr. Scott Stromatt – SVP, CMO Former Emergent SVP, CMO; Former CMO, Trubion Dr. Jane Gross – SVP, CSO Emergent VP, Research/Non-Clinical Development; Former VP Immunology Research ZymoGenetics Inc. Mike Adelman – VP, Commercial Ops. Former Emergent VP, Commercial Operations; Former, VP Commercial Operations, Cangene Corporation Shawnte Mitchell – VP, Gen’l Counsel/HR Former Emergent VP, Associate General Counsel Board of Directors Marvin White Former Emergent Director; Former CFO, St. Vincent’s Health; Former Exec. Director & CFO, Lilly USA Fuad El-Hibri Founder, Executive Chairman, Emergent BioSolutions Daniel Abdun-Nabi President & CEO, Emergent BioSolutions Grady Grant, III Mead Johnson Nutrition; Eli Lilly & Co. Zsolt Harsanyi, Ph.D. N-Gene Research Labs; Exponential Biotherapies; Porton Int’l Barbara Lopez Kunz DIA; Battelle; Thermo Fisher Scientific; ICI/Uniqema John Niederhuber, M.D. Inova Translational Medicine Institute; NCI; Johns Hopkins Univ. Deep R&D, Commercial and Financial Expertise and Experience

Our Strategy 1 2 3 Advance novel ADAPTIR product candidates, primarily in immuno-oncology Expand collaborations and partnerships Maximize cash flow from commercial portfolio to support R&D funding

Robust and Diversified Product Portfolio

Product/Candidate	Technology	Indication	Pre-Clinical	Clinical Development Stage			Marketed	Milestones/Highlights
				Phase I	Phase II	Phase III		
IXINITY	*Recombinant Protein*	*Hemophilia B*						$1.0M WW in 2015 $7.0M (9/30/2016)
WinRho	*Hyper Immune*	*ITP*						$14.2M WW in 2015 $10.6M (9/30/2016)
HepaGam B	*Hyper Immune*	*HBV*						$10.3M WW in 2015 $7.1M (9/30/2016)
VARIZIG	*Hyper Immune*	*Varicella*						$2.3M WW in 2015 $2.8M (9/30/2016)
Otlertuzumab	*ADAPTIR Monospecific*	*CLL*						Executing Phase 1b combination study
MOR209/ES414*	*ADAPTIR Bispecific RTCC*	*mCRPC Immuno-oncology*						Executing Phase 1 clinical trial
ROR1	*ADAPTIR Bispecific RTCC*	*Hematological, Solid Tumor Malignancies*						Preclinical in vitro and in vivo POC, developing lead candidate
Multiple ADAPTIR Candidates	*ADAPTIR Bispecific*	*Hematological, Solid Tumor Malignancies*						Multiple RTCC candidates and ADAPTIR with novel MOA
ES210	*ADAPTIR Targeted cytokine*	*IBD*						Preclinical POC in IBD, CHO production cell line

RTCC – Redirected T-Cell Cytotoxicity

*** Partnered with MorphoSys AG***

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Commercial Portfolio – Hyperimmune Platform US: [Rho (D) Immune Globulin Intravenous (Human)] Canada: (Rho(D) Immune Globulin (Human) for injection) Immune Thrombocytopenic Purpura (ITP) and suppression of Rhesus (Rh) isoimmunization US: [Hepatitis B Immune Globulin Intravenous (Human)] Canada: (Hepatitis B Immune Globulin (Human) Injection) Prevention of hepatitis B recurrence following liver transplantation in HBsAg-positive patients and post exposure prophylaxis after acute hepatitis B exposure US: VARIZIG® [Varicella Zoster Immune Globulin (Human)] Canada: VariZIG® (Varicella Zoster Immune Globulin (Human)) Post-exposure prophylaxis of varicella zoster in high risk individuals Mature, well established products Serve niche or ultra niche markets Provide stable, dependable revenue base Mitigate cash burn Support R&D spend $25-30M annually (approx.) $10M annual cash flow (approx.) Modest opportunity for ex-US growth

Commercial Portfolio – Recombinant Platform [coagulation factor IX (recombinant)] An intravenous recombinant human coagulation factor IX therapeutic for use in patients with Hemophilia B Strong growth opportunity WW rights owned by Aptevo U.S. launch mid-2015 Target market: Hemophilia B Young, active adults (individuals 12+ years) Good acceptance in the market Opportunity to explore ex-US launch with partner Bulk drug substance manufacturing challenge resolved Anticipate Q1 2017 stock out followed by market re-entry in Q2 2017

AGENDA Leadership in Bispecific Antibody Development Aptevo Today ADAPTIR – Differentiated Bispecific Platform Summary

MODULAR AND FLEXIBLE Monospecific and bispecific formats Flexible design supports reproducible generation of bispecifics with potent activity MULTIPLE MECHANISMS OF ACTION Redirected T-Cell Cytotoxicity (RTCC) Target receptors that stimulate or inhibit immunes responses Target cytokines to modify the immune environment EXCELLENT MANUFACTURING PROPERTIES Single chain facilitates ease of CHO cell production Antibody backbone increases stability Standard manufacturing process with high yields and purity ANTIBODY-LIKE HALF LIFE Half-life up to 12 days ADAPTIR – A Differentiated Bispecific Antibody Platform Technology Fc scFv scFv

Expertise in Bispecific Antibodies Facilitates Rapid Development from Concept to Clinic Protein Engineering Generate new binding domains or take partner’s mAbs and convert to ADAPTIR format Optimize for: Screening to reduce potential for immunogenicity Binding affinity Activity Expression Manufacturability Preclinical Development Evaluate new ADAPTIR bispecifics using standard in vitro assays to assess function Determine PK and in vivo activity in mouse models Assess NHP PK and tolerability with CRO Process Development Generate CHO production cell lines Develop platform cell culture and purification processes, optimize as needed Produce material for toxicology studies Develop & qualify analytical methods Clinical Research /Ops Regulatory Affairs Medical Affairs Pharmacovigilence Clinical Manufacturing GMP process validation, scale-up and tech transfer; QA/QC Supply chain management CMO oversight

ADAPTIR RTCC Mechanism of Action ADAPTIR Bispecific Molecules Mediate RTCC: Potent Immunotherapeutic for Cancer Tumor Antigen Bispecific molecule activates T cell to kill tumor cell CD3/TCR complex Target-dependent release of cytolytic granules from T cells kills tumor T cell expansion Death of tumor cell T cell Tumor cell

ADAPTIR RTCC Therapeutics Key Advantages vs Other RTCC Bispecifics Antibody-like half-life obtained in preclinical studies; up to 12 days Potent target-dependent cytotoxicity in preclinical studies demonstrated for numerous tumor antigens Highly potent Low levels of cytokines produced after engagement of target cells shown in preclinical studies “Off the shelf” technology vs “cell-based” therapies Better COGS, ability to control dose Longer Half Life Reduced Toxicity Improved Convenience

ADAPTIR RTCC Bispecifics are Differentiated From Other Bispecific Formats Heterodimeric Bispecifics scFv A Fab A scFv B scFv B Fc A Fc B Fc A Fc B scFv A scFv B Fc Homodimeric ADAPTIR ADAPTIR™ RTCC molecules are more potent in preclinical studies compared to other bispecific platforms scFv–scFv Monomer BiTE ®

ADAPTIR RTCC - More Potent than Bispecifics in Heterodimer Format Targeting the Same Antigen ADAPTIR Bispecifics Are More Potent Compared to Heterodimeric Antibody Formats Higher levels of maximal specific lysis of tumor cells Lower EC50 values Redirected T-cell Tumor Lysis assay using unstimulated T cells (20 hr Cr-51 Release Assay) ADAPTIR High Max Lysis Lower EC50 Protein EC50 ADAPTIR 17.2 pM het scFv-Fc 66.8 pM Het Fab/scFv-Fc 136 pM

MOR209/ES414 - More Potent Than BiTE® (scFv-scFv Format)1 Assay utilizes MDA-PCa-2b target cells and primary T cells; 4 hr timepoint Protein EC50 MOR209/ES414 2.7 ± 0.6 pM scFv-scFv 99 ± 10 pM Concentration (pM) % Specific Lysis 0 5 10 15 20 25 1 10 100 1000 MOR209/ES414 (ADAPTIR molecule) αPSMA x αCD3 BiTE scFv-scFv 1. Same amino acid sequence as AMG212/BAY2010112/pasotuxizumab (WHO Drug Information, Vol. 28, No. 2, 2014, pg 251-252) ADAPTIR Lower EC50 More Potent

Aptevo Therapeutics

ADAPTIR Clinical Pipeline

Product Candidate	Technology	Indication	Pre-Clinical	Clinical Development Stage			Milestones Highlights
				Phase I	Phase II	Phase III	
Otlertuzumab	*ADAPTIR Monospecific*	*CLL*					Executing Phase 1b combination study
MOR209/ES414*	*ADAPTIR Bispecific RTCC*	*mCRPC Immuno-oncology*					Executing Phase 1 clinical trial

RTCC – Redirected T-Cell Cytotoxicity

*** Partnered with MorphoSys AG***


TRANSFORMING

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Clinical Candidate – otlertuzumab (CLL)

Aptevo Therapeutics


TRU-016
100 mg/vial
store at 2-8°C

αCD37 scFv



Human IgG_1 Fc

Description

- Humanized monospecific protein therapeutic
- Targets CD37 and its signaling pathway involved in B-cell malignancies
- Built on ADAPTIR (modular protein therapeutic) platform
- Demonstrated anti-tumor activity
- Prolonged serum half-life (mouse /NHP) vs antibody fragments

Partnering

- 100% owned by Aptevo
- Actively pursuing potential partnership opportunities

Development Status

- 253 subjects treated to date; appears safe and well tolerated
- Ongoing: Phase 2 study for chronic lymphocytic leukemia (CLL)
  - Combination with ibrutinib
  - Preliminary data read-out anticipated in H2 2017
- Multiple clinical trial data published, establishing clinical proof-of-concept
  - PHASE 2 STUDY (16201): Combination of otlertuzumab and bendamustine in patients with relapsed CLL produced significantly higher response rates and longer progression free survival than bendamustine alone
  - PHASE 1b STUDY (16009): Combination of otlertuzumab and rituximab in patients with previously untreated CLL was active and well tolerated

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Otlertuzumab + Bendamustine Significantly Increased Overall Response Rate Overall Response Complete Response Partial Response Stable Disease Progressive Disease Percent Response 100% 80% 60% 40% 20% 0% 69% 39% 59% 9% 3% 36% 16% 30% 16% 30% p = 0.026

5 month difference in PFS Otlertuzumab + Bendamustine Significantly Increased Progression Free Survival p = 0.019 0 5 10 15 20 25 0 20 40 60 80 100 Months Since Randomization Progression Free Survival (%) Otlertuzumab +Bendamustine Bendamustine

Clinical Candidate – MOR209/ES414 (mCRPC)

Aptevo Therapeutics


2 mg/mL, 1 mL/vial


Anti-PSMA
Anti-CD3

Description

- Humanized bispecific protein therapeutic
- Targets PSMA and CD3, a component of the T-cell receptor
- Demonstrated redirection of T-cells to kill tumor cells expressing PSMA in vitro and in vivo
- Prolonged serum half-life (mouse/NHP) vs antibody fragments

Partnering

- Co-development/Co-commercialization partnership with MorphoSys AG established August 2014

Development Status

- Open-label Phase 1 continuous infusion study underway (U.S. & Australia)
- Safety, tolerability, and clinical activity endpoints
- In patients with metastatic castration-resistant prostate cancer (mCRPC) to be conducted in 2 stages
  - Stage 1: Primary Objective -- identify MTD administered intravenously. Secondary Objectives -- evaluate tolerability, PK, PD, immunogenicity, cytokine response, and clinical activity
  - Stage 2: Primary Objective -- evaluate clinical activity in patients that have or have not received prior chemotherapy
- Preliminary data read-out anticipated mid-2017

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Delay of Tumor Growth Improved Overall Survival 0.3 mg MOR209/ES414* Vehicle 5 mg BiTE scFv-scFv* 3 mg MOR209/ES414* *P<0.01; †P<0.001 MOR209/ES414 was dosed on days 0, 4, 8; scFv-scFv molecule dosed daily on days 0-9 MOR209/ES414 Delays Tumor Growth and Improves Survival (Subcutaneous Xenograft Model)

ADAPTIR - Novel Preclinical Pipeline Molecule Target Antigen Type Target Indication(s) Development Activity Design in vitro RTCC in vivo POC Tox/IND Clinical: Phase 1 aROR1 x aCD3 Tyrosine Kinase (ROR1) Hematologic malignancies; solid tumors RTCC Candidate Undisclosed target Hematological malignancies Multiple RTCC candidates Undisclosed targets Immuno-oncology ADAPTIR with Novel MOA Undisclosed targets Immuno-oncology * Validated Platform Technology: Bispecific ADAPTIR molecules can redirect T-cell cytotoxicity against multiple tumor targets in preclinical models Modular Bispecific Platform: ADAPTIR platform can be used to generate bispecifics with novel MOA in immuno-oncology and other diseases

Targets hematologic malignancies and solid tumors Triple-negative breast cancer Ovarian cancer Non-small cell lung cancer Prostate cancer Kidney cancer CLL and MCL and subset of ALL (with t-1418 translocation) Ability to establish rapid clinical POC in heme-onc. Disease and simultaneously test in solid tumors Preclinical in vitro and in vivo proof of concept established Improved preclinical PK Developing lead candidate ADAPTIR RTCC Preclinical Candidate: ROR1

AGENDA Leadership in Bispecific Antibody Development Aptevo Today ADAPTIR – Differentiated Bispecific Platform Summary

Financial Snapshot Spin Date: August 1, 2016 Shares Outstanding 20.2M 9/30/2016 Cash Position $54M (approx.) $20M $15M 12/31/2016 Emergent Payment – 1/5/2017 MidCap Financial - 2nd tranche option 2015 Revenue $34M $28M $6M 2015 Pro Forma Total Product Sales Contracts, Grants, Collaborations 2016 Revenue $27M 9/30/2016 YTD Total Product Sales 2017 Cash Burn $53M - $58M Estimated cash burn

Key Milestones – 18-24 Months Development Complete Phase 1 study of MOR209/ES414; advance into Phase 2 development in partnership with MorphoSys Complete combination otlertuzumab/ibrutinib study Generate new ADAPTIR-based RTCC candidates Expand application of ADAPTIR-based candidates into new MOA File INDs and advance new preclinical ADAPTIR candidates into the clinic Operational/Financial Capture increased market share of Hemophilia B market with expanded U.S. sales of IXINITY Expand ex-US commercial market opportunities through new regulatory filings in select foreign jurisdictions Continue current and initiate future partnering discussions around product candidates Multiple Upcoming Valuation Catalysts

Why Aptevo? Solid financial position with runway into 2018 1 2 3 4 5 Established leadership and capabilities in protein-based therapies for cancer Proprietary, versatile, differentiated ADAPTIR technology platform Broad pipeline of clinical and preclinical development candidates Capital efficient model with commercial product portfolio to support R&D funding

Aptevo Therapeutics Investor Presentation January 2017